Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, John P. Bilbrey, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of October, 2020.

/s/ John P. Bilbrey

Name: John P. Bilbrey

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, John T. Cahill, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 7th day of October, 2020.

/s/ John T. Cahill

Name: John T. Cahill

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Lisa M. Edwards, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of October, 2020.

/s/ Lisa M. Edwards

Name: Lisa M. Edwards

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Helene D. Gayle, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of October, 2020.

/s/ Helene D. Gayle

Name: Helene D. Gayle

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, C. Martin Harris, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 9th day of October, 2020.

/s/ C. Martin Harris

Name:   C. Martin Harris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Martina Hund-Mejean, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 7th day of October, 2020.

/s/ Martina Hund-Mejean

Name:  Martina Hund-Mejean

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Lorrie M. Norrington, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of October, 2020.

/s/ Lorrie M. Norrington

Name:  Lorrie M. Norrington

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Michael B. Polk, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of October, 2020.

/s/ Michael B. Polk

Name: Michael B. Polk

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

I, Stephen I. Sadove, do hereby make, constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf Registration Statements of Colgate-Palmolive Company (the “Company”) on Form S-3, or other appropriate forms, relating to the issuance of debt securities authorized by the Board of Directors, and any and all amendments (including post-effective amendments) to such Registration Statements and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 6th day of October, 2020.

/s/ Stephen I. Sadove

Name:  Stephen I. Sadove